3113/039721-0003 23152113 PARENT GUARANTY This PARENT GUARANTY (this “Guaranty”), dated as of December 15, 2025, is executed and delivered by Air T, Inc., a Delaware corporation (the “Guarantor”), in favor of Honeywell Common Investment Fund and Honeywell International Inc. Master Retirement Trust ((each, an “Investor” and together, the “Investors”), in light of the following: WHEREAS, Air T Acquisition 25.1, LLC, a Minnesota limited liability company (the “Issuer”), the Guarantor, and the Investors are, contemporaneously herewith, entering into that certain Note Purchase Agreement of even date herewith (as amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Note Purchase Agreement”); WHEREAS, in order to induce the Investors to enter into the Note Purchase Agreement and the other Note Transaction Documents and to induce the Investors to extend the loans and other financial accommodations to the Issuer pursuant to the Note Transaction Documents, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Investors to the Issuer pursuant to the Note Transaction Documents, the Guarantor has agreed to guarantee the obligations under the Note Purchase Agreement and the other Note Transaction Documents; and WHEREAS, in consideration of the direct and indirect financial and other support and benefits that the Issuer has provided to the Guarantor, and such direct and indirect financial and other support and benefits as the Issuer may in the future provide, to the Guarantor, which significantly facilitates the business operations of the Issuer and the Guarantor, the Guarantor is willing to guarantee the Guaranteed Obligations (as defined below) pursuant to the terms and conditions set forth in this Guaranty. NOW, THEREFORE, in consideration of the foregoing, the Guarantor hereby agrees as follows: 1. Definitions and Construction. (a) Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Note Purchase Agreement. The following terms, as used in this Guaranty, shall have the following meanings: “Guaranteed Obligations” means: (1)(a) twenty-five percent (25%) of principal and interest due to the Investors under the Note Transaction Documents, and (b) all of the obligations now or hereafter existing, whether for premiums, including any Make Whole Premium, Closing Fees, liabilities, obligations (including indemnification obligations), any other fees, charges, costs, or otherwise, and any and all expenses (including reasonable and documented out-of-pocket counsel fees and expenses) reasonably incurred by the Investors (or any of them) in enforcing any rights under this Guaranty; provided that nothing in this clause (1)(b) shall increase Guarantor’s obligations hereunder with respect to any guarantee of principal and interest, as limited pursuant to clause (1)(a) hereof and (b) no interest, Make Whole Premium or other fees, charges or costs first accruing after the commencement of any Insolvency Proceeding shall constitute Guaranteed Obligations; and (2)(a) upon the incurrence of the Early Maturity Date Trigger, one hundred

3113/039721-0003 23152113 -2- percent (100%) of principal and interest due to the Investors under the Note Transaction Documents (including any interest that accrues on such principal amount after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), and (b) all of the obligations now or hereafter existing, whether for premiums, including any Make Whole Premium, Closing Fees, liabilities, obligations (including indemnification obligations), any other fees, charges, costs (including any fees or expenses that accrue after the commencement of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any such Insolvency Proceeding), or otherwise, and any and all expenses (including reasonable and documented out-of-pocket counsel fees and expenses) reasonably incurred by the Investors (or any of them) in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, Guaranteed Obligations shall include all amounts that constitute part of the Guaranteed Obligations and would be owed by the Issuer to the Investors, but for the fact that they are unenforceable or not allowable, including due to the existence of a bankruptcy, reorganization, other Insolvency Proceeding or similar proceeding involving the Issuer or any other guarantor. “Guarantor” has the meaning set forth in the preamble to this Guaranty. “Guaranty” has the meaning set forth in the preamble to this Guaranty. “Investor” and “Investors” has the meaning set forth in the preamble to this Guaranty. “Issuer” has the meaning set forth in the preamble to this Guaranty. “Note Purchase Agreement” has the meaning set forth in the recitals to this Guaranty. “Record” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form. “Voidable Transfer” has the meaning set forth in Section 13 of this Guaranty. (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms in this Guaranty refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Section, subsection, clause, schedule, and exhibit references herein are to this Guaranty unless otherwise specified. Any reference in this Guaranty to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts, and contract rights. This Guaranty has been reviewed by all parties and shall be construed and interpreted

3113/039721-0003 23152113 -3- according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of the Guarantor and the Investors. Any reference herein to the satisfaction, repayment, or payment in full of the Guaranteed Obligations shall mean the repayment in full in cash or immediately available funds of all of the Guaranteed Obligations other than contingent indemnification obligations which are not yet due and payable. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. Any requirement of a writing contained herein shall be satisfied by the transmission of a Record. The captions and headings are for convenience of reference only and shall not affect the construction of this Guaranty. 2. Guaranteed Obligations. The Guarantor hereby irrevocably and unconditionally guaranties to the Investors, as and for its own debt, until the final payment in full thereof, in cash, has been made, the due payment and performance of the Guaranteed Obligations, when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise, and after the expiration of any applicable grace and notice period under the Note Purchase Agreement or any of the other Note Transaction Documents; it being the intent of the Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection. The Guarantor hereby agrees that this Guaranty is an absolute, irrevocable and unconditional guaranty of payment and is not a guaranty of collection. 3. Continuing Guaranty; Discharge Only Upon Payment in Full. The Guarantor’s obligations hereunder shall constitute a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations shall have been paid in full in cash, at which time, subject to all the foregoing conditions, the guaranties made hereunder shall automatically terminate. This Guaranty includes Guaranteed Obligations arising under successive transactions entered into by the Issuer continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, the Guarantor hereby waives any right to revoke this Guaranty as to future Guaranteed Obligations. If such a revocation is effective notwithstanding the foregoing waiver, the Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been provided to the Investors, (b) no such revocation shall apply to any Guaranteed Obligations in existence on the date of receipt by the Investors of such written notice (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of any Investor in existence on the date of such revocation, (d) no payment by the Guarantor, the Issuer, or from any other source, prior to the date of the Investors’ receipt of written notice of such revocation shall reduce the maximum obligation of the Guarantor hereunder, and (e) any payment by the Issuer or from any source other than the Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guaranteed hereunder, and to the extent so applied shall not reduce the maximum obligation of the Guarantor hereunder. 4. Performance Under this Guaranty. In the event that the Issuer fails to make any payment of any Guaranteed Obligations, on or prior to the due date thereof, the Guarantor

3113/039721-0003 23152113 -4- immediately shall cause, as applicable, such payment in respect of the Guaranteed Obligations to be made or such obligation to be performed, kept, observed, or fulfilled. 5. Primary Obligations. (a) This Guaranty is a primary and original obligation of the Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. The Guarantor hereby agrees that it is directly, jointly and severally with any other guarantor of the Guaranteed Obligations, liable to the Investors, that the obligations of the Guarantor hereunder are independent of the obligations of the Issuer or any other guarantor, and that a separate action may be brought against the Guarantor, whether such action is brought against the Issuer or any other guarantor or whether the Issuer or any other guarantor is joined in such action. The Guarantor hereby agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by any Investor of whatever remedies they may have against the Issuer or any other guarantor, or the enforcement of any lien or realization upon any security by any Investor. The Guarantor hereby agrees that any release which may be given by the Investors to the Issuer or any other guarantor, or with respect to any property or asset subject to a lien or encumbrance, shall not release the Guarantor. The Guarantor consents and agrees that no Investor shall be under any obligation to marshal any property or assets of the Issuer or any other guarantor in favor of the Guarantor, or against or in payment of any or all of the Guaranteed Obligations. (b) Without limiting the generality of the foregoing clause (a), the obligations of the Guarantor hereunder shall not be released, discharged or otherwise affected by: (i) any change in the corporate, partnership, limited liability company or other existence, structure or ownership of the Issuer or any other guarantor of any of the Guaranteed Obligations, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Issuer or any other guarantor of the Guaranteed Obligations, or any of their respective assets or any resulting release or discharge of any obligation of the Issuer or any other guarantor of any of the Guaranteed Obligations; (ii) the existence of any claim, setoff or other rights which the Guarantor may have at any time against the Issuer, any other guarantor of any of the Guaranteed Obligations, any Investor or any other Person, whether in connection herewith or in connection with any unrelated transactions, provided that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim; (iii) the enforceability or validity of the Guaranteed Obligations or any part thereof under applicable law, or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Guaranteed Obligations or any part thereof, or any other invalidity or unenforceability relating to or against the Issuer or any other guarantor of any of the Guaranteed Obligations, for any reason related to the Note Purchase Agreement or any other Note Transaction Document, or any provision of applicable law purporting to prohibit the payment by the Issuer or any other guarantor of the Guaranteed Obligations, of any

3113/039721-0003 23152113 -5- of the Guaranteed Obligations or otherwise affecting any term of any of the Guaranteed Obligations; (iv) the failure of the Investors to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Guaranteed Obligations, if any; (v) the election by, or on behalf of, any Investor, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.) (or any successor statute, the “Bankruptcy Code”), of the application of Section 1111(b)(2) of the Bankruptcy Code or any other applicable federal, state, provincial, municipal, local or foreign law relating to such matters; (vi) any borrowing or grant of a security interest by the Issuer, as debtor- in-possession, under Section 364 of the Bankruptcy Code or any other applicable federal, state, provincial, municipal, local or foreign law relating to such matters; (vii) the disallowance, under Section 502 of the Bankruptcy Code or any other applicable federal, state, provincial, municipal, local or foreign law relating to such matters, of all or any portion of the claims of the Investors for repayment of all or any part of the Guaranteed Obligations; (viii) the failure of any other guarantor to sign or become party to this Guaranty or any amendment, change, or reaffirmation hereof; or (ix) any other act or omission to act or delay of any kind by the Issuer, any other guarantor of the Guaranteed Obligations, any Investor or any other Person or any other circumstance whatsoever which might, but for the provisions of this Section 5(b), constitute a legal or equitable discharge of the Guarantor’s obligations hereunder or otherwise reduce, release, prejudice or extinguish its liability under this Guaranty. 6. Waivers. (a) To the fullest extent permitted by applicable law, the Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Note Purchase Agreement, or the creation or existence of any Guaranteed Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to the Guarantor’s right to make inquiry of the Investors to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of the Issuer or of any other fact that might increase the Guarantor’s risk hereunder; (v) notice of presentment for payment, intent to accelerate, acceleration, demand, protest, and notice thereof as to any instrument among the Note Transaction Documents; (vi) notice of any default or Event of Default under any of the Note Transaction Documents; and (vii) all other notices (except if such notice is specifically required to be given to the Guarantor under this Guaranty or any other Note Transaction Documents to which the Guarantor is a party) and demands to which the Guarantor might otherwise be entitled.

3113/039721-0003 23152113 -6- (b) To the fullest extent permitted by applicable law, the Guarantor hereby waives the right by statute or otherwise to require any Investor to institute suit against the Issuer or any other guarantor or to exhaust any rights and remedies which any Investor has or may have against the Issuer or any other guarantor. In this regard, the Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter arising, as fully as if the Guaranteed Obligations were directly owing to the Investors by the Guarantor. To the extent permitted by applicable law, the Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully and finally performed and indefeasibly paid in full in cash, to the extent of any such payment) of the Issuer or by reason of the cessation from any cause whatsoever of the liability of the Issuer in respect thereof. (i) To the fullest extent permitted by applicable law, the Guarantor hereby waives: (A) any right to assert against any Investor any defense (legal or equitable), set- off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the Issuer or any other party liable to any Investor; (B) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (C) any right or defense arising by reason of any claim or defense based upon an election of remedies by any Investor , including any defense based upon an impairment or elimination of the Guarantor’s rights of subrogation, reimbursement, contribution, or indemnity of the Guarantor against the Issuer or other guarantors or sureties; (D) the benefit of any statute of limitations affecting the Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to the Guarantor’s liability hereunder and (E) any election by the Investors under the Bankruptcy Code to limit the amount of, or any collateral securing, its claim against the Guarantor. (ii) The Guarantor will not exercise any rights that it may now or hereafter acquire against any other guarantor that arise from the existence, payment, performance or enforcement of the Guarantor’s obligations under this Guaranty, including any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Investors against any other guarantor or any Collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from any other guarantor, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security solely on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash and the Note Transaction Documents have been terminated. If any amount shall be paid to the Guarantor in violation of the immediately preceding sentence, such amount shall be held in trust for the benefit of the Investors and shall forthwith be paid to the Investors to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Note Purchase Agreement, or to be held as Collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. (c) If any of the Guaranteed Obligations or the obligations of the Guarantor under this Guaranty at any time are secured by a mortgage or deed of trust upon real property, any

3113/039721-0003 23152113 -7- Investor may elect, in its sole discretion, upon a default with respect to the Guaranteed Obligations or the obligations of the Guarantor under this Guaranty, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of the Guarantor hereunder. The Guarantor understands that (i) by virtue of the operation of anti-deficiency law applicable to nonjudicial foreclosures, an election by any Investor to nonjudicially foreclose on such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of the Guarantor against the Issuer or other guarantors or sureties, and (ii) absent the waiver given by the Guarantor herein, such an election would estop any Investor from enforcing this Guaranty against the Guarantor. Understanding the foregoing, and understanding that the Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, the Guarantor hereby waives any right to assert against any Investor any defense to the enforcement of this Guaranty, whether denominated “estoppel” or otherwise, based on or arising from an election by any Investor to nonjudicially foreclose on any such mortgage or deed of trust or as a result of any other exercise of remedies, whether under a mortgage or deed of trust or under any personal property security agreement. The Guarantor understands that the effect of the foregoing waiver may be that the Guarantor may have liability hereunder for amounts with respect to which the Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against the Issuer or other guarantors or sureties. (d) The Guarantor waives any defense arising by reason of or deriving from (i) any claim or defense based upon an election of remedies by the Investors; or (ii) any election by the Investors under the Bankruptcy Code, to limit the amount of, or any collateral securing, its claim against the Guarantor. 7. Releases. The Guarantor consents and agrees that, without notice to or by the Guarantor and without affecting or impairing the obligations of the Guarantor hereunder, any Investor may, by action or inaction, compromise or settle, shorten or extend the Maturity Date or any other period of duration or the time for the payment of the obligations under the Note Transaction Documents, or discharge the performance of the obligations under the Note Transaction Documents, or may refuse to enforce the obligations under the Note Transaction Documents, or otherwise elect not to enforce the obligations under the Note Transaction Documents, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Note Purchase Agreement or any of the other Note Transaction Documents, or may grant other indulgences to the Issuer or any other guarantor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the obligations under the Note Transaction Documents (including any increase or decrease in the principal amount of any obligations under the Note Transaction Documents or the interest, fees or other amounts that may accrue from time to time in respect thereof), or may, by action or inaction, release or substitute the Issuer or the Guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations or any other guaranty of the Guaranteed Obligations, or any portion thereof. 8. Subordination of Guarantor Indebtedness. The Guarantor agrees that any and all claims of the Guarantor against the Issuer or any other Guarantor hereunder (each an “Obligor”) with respect to any “Guarantor Indebtedness” (as hereinafter defined), any endorser, obligor or

3113/039721-0003 23152113 -8- any other guarantor of all or any part of the Guaranteed Obligations, or against any of its properties, shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all Guaranteed Obligations; provided that, as long as no Event of Default has occurred and is continuing, the Guarantor may receive payments of principal and interest from any Obligor with respect to Guarantor Indebtedness. Notwithstanding any right of the Guarantor to ask, demand, sue for, take or receive any payment from any Obligor, all rights, liens and security interests of the Guarantor, whether now or hereafter arising and howsoever existing, in any assets of any other Obligor shall be and are subordinated to the rights of the Investors in those assets. The Guarantor shall not have any right to possession of any such asset or to foreclose upon any such asset, whether by judicial action or otherwise, unless and until all of the Guaranteed Obligations shall have been fully paid and satisfied (in cash) and all financing arrangements pursuant to any Note Transaction Document have been terminated. If all or any part of the assets of any Obligor, or the proceeds thereof, are subject to any distribution, division or application to the creditors of such Obligor, whether partial or complete, voluntary or involuntary, and whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding, or if the business of any such Obligor is dissolved or if substantially all of the assets of any such Obligor are sold, then, and in any such event (such events being herein referred to as an “Insolvency Event”), any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any indebtedness of any Obligor to the Guarantor (“Guarantor Indebtedness”) shall be paid or delivered directly to the Investors for application on any of the Guaranteed Obligations, due or to become due, until such Guaranteed Obligations shall have first been fully paid and satisfied (in cash). Should any payment, distribution, security or instrument or proceeds thereof be received by the applicable Guarantor upon or with respect to the Guarantor Indebtedness after any Insolvency Event and prior to the satisfaction of all of the Guaranteed Obligations and the termination of all financing arrangements pursuant to any Note Transaction Document among any Issuer and the Investors, the Guarantor shall receive and hold the same in trust, as trustee, for the benefit of the Investors and shall forthwith deliver the same to the Investors in precisely the form received (except for the endorsement or assignment of the Guarantor where necessary), for application to any of the Guaranteed Obligations, due or not due, and, until so delivered, the same shall be held in trust by the Guarantor as the property of the Investors. If any the Guarantor fails to make any such endorsement or assignment to the Investors or any of their officers or employees is irrevocably authorized to make the same. The Guarantor agrees that until the Guaranteed Obligations have been paid in full (in cash) and satisfied and all financing arrangements pursuant to any Note Transaction Document among the Issuer and the Investors have been terminated, the Guarantor will not assign or transfer to any Person (other than the Investors) any claim the Guarantor has or may have against any Obligor. 9. Contribution with Respect to Guaranteed Obligations. (a) To the extent that the Guarantor shall make a payment under this Guaranty (a “Guarantor Payment”) which, taking into account all other Guarantor Payments then previously or concurrently made by any other Guarantor, exceeds the amount which otherwise would have been paid by or attributable to the Guarantor if the Guarantor had paid the aggregate Guaranteed Obligations satisfied by the Guarantor Payment in the same proportion as the Guarantor’s “Allocable Amount” (as defined below) (as determined immediately prior to the Guarantor Payment) bore to the aggregate Allocable Amounts of the Guarantor as determined immediately

3113/039721-0003 23152113 -9- prior to the making of the Guarantor Payment, then, following indefeasible payment in full in cash of the Guarantor Payment and the Guaranteed Obligations, and the Note Purchase Agreement has terminated, the Guarantor shall be entitled to receive contribution and indemnification payments from, and be reimbursed by, each other Guarantor for the amount of such excess, pro rata based upon their respective Allocable Amounts in effect immediately prior to the Guarantor Payment. (b) As of any date of determination, the “Allocable Amount” of the Guarantor shall be equal to the excess of the fair saleable value of the property of the Guarantor over the total liabilities of the Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities, calculated, without duplication, assuming each other Guarantor that is also liable for such contingent liability pays its ratable share thereof), giving effect to all payments made by other guarantors as of such date in a manner to maximize the amount of such contributions. (c) This Section 9 is intended only to define the relative rights of the Guarantor, and nothing set forth in this Section 9 is intended to or shall impair the obligations of the Guarantor, jointly and severally, to pay any amounts as and when the same shall become due and payable in accordance with the terms of this Guaranty. (d) The parties hereto acknowledge that the rights of contribution and indemnification hereunder shall constitute assets of the Guarantor or other guarantors to which such contribution and indemnification is owing. (e) The rights of the indemnified Guarantor against other guarantors under this Section 9 shall be exercisable upon the full and indefeasible payment of the Guaranteed Obligations in cash and the termination of the Note Purchase Agreement. 10. Limitation of Guaranty. Notwithstanding any other provision of this Guaranty, the amount guaranteed by the Guarantor hereunder shall be limited to the extent, if any, required so that its obligations hereunder shall not be subject to avoidance under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act or similar statute or common law. In determining the limitations, if any, on the amount of the Guarantor’s obligations hereunder pursuant to the preceding sentence, it is the intention of the parties hereto that any rights of subrogation, indemnification or contribution which the Guarantor may have under this Guaranty, any other agreement or applicable law shall be taken into account. 11. Stay of Acceleration. If acceleration of the time for payment of any amount payable by the Issuer under the Note Purchase Agreement or any other Note Transaction Document is stayed upon the insolvency, bankruptcy or reorganization of the Issuer or any other guarantor of obligations under the Note Transaction Documents, all such amounts otherwise subject to acceleration under the terms of the Note Purchase Agreement or any other Note Transaction Document shall nonetheless be payable by the Guarantor hereunder forthwith on demand by the Investors. 12. No Election. The Investors shall have the right to seek recourse against the Guarantor to the fullest extent provided for herein and no election by any Investor to proceed in

3113/039721-0003 23152113 -10- one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of the Investors’ right to proceed in any other form of action or proceeding or against other parties unless the Investors has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by the Investors under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of the Guarantor under this Guaranty except to the extent that the Investors finally and unconditionally shall have realized indefeasible payment in full of the Guaranteed Obligations by such action or proceeding. 13. Revival and Reinstatement. If the incurrence or payment of the Guaranteed Obligations or the obligations of the Guarantor under this Guaranty by the Guarantor or the transfer by the Guarantor to the Investors of any property of the Guarantor should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors’ rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (including pursuant to any settlement entered into by an Investor in its discretion) (collectively, a “Voidable Transfer”), and if the Investors are required to repay or restore, in whole or in part, any such Voidable Transfer then, as to any such Voidable Transfer, or the amount thereof that the Investors are required or elect to repay or restore, and as to all reasonable costs and expenses, and reasonable and documented out-of-pocket attorneys’ fees of the Investors related thereto, the liability of the Guarantor automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made. 14. Financial Condition. The Guarantor represents and warrants to the Investors that it is currently informed of the financial condition of the Issuer, any other guarantors and any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations, and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. The Guarantor further represents and warrants to the Investors that it has read and understands the terms and conditions of the Note Purchase Agreement and each other Note Transaction Document. The Guarantor hereby covenants that it will continue to keep itself informed of the Issuer’ financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations. The Guarantor hereby agrees that none of the Investors shall have any duty to advise the Guarantor of information known to any of them regarding such condition or any such circumstances. In the event any Investor, in its sole discretion, undertakes at any time or from time to time to provide any such information to a Guarantor or the Investors shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information which the Investors, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to update such information or make any other or future disclosures of such information or any other information to the Guarantor. 15. Payments; Application. All payments to be made hereunder by the Guarantor shall be made in Dollars, in immediately available funds, and without deduction (except as otherwise required by applicable law) or offset and shall be applied to the Guaranteed Obligations in accordance with the terms of the Note Purchase Agreement.

3113/039721-0003 23152113 -11- 16. Fees and Costs. The Guarantor agrees to pay, on demand, all reasonable and documented out-of-pocket attorneys’ fees and all other reasonable costs and expenses which may be incurred by the Investors in connection with the enforcement of this Guaranty or in any way arising out of, or consequential to, the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), irrespective of whether suit is brought. 17. Setoff. At any time after all or any part of the Guaranteed Obligations have become due and payable (by acceleration or otherwise), the Investors may, with the express written consent of the Investors and without notice to the Guarantor, and regardless of the acceptance of any security or collateral for the payment hereof, set off and apply toward the payment of all or any part of the Guaranteed Obligations any and all deposits (general or special, time or demand, provisional or final and in whatever currency denominated at any time held) and other obligations at any time owing by any Investor or any of their Affiliates to or for the credit or the account of the Guarantor against any of and all the Guaranteed Obligations, irrespective of whether or not such Investor shall have made any demand under this Guaranty and although such obligations may be unmatured. The rights of each Investor under this Section 17 are in addition to other rights and remedies (including other rights of setoff) which such Investor may have. 18. Notices. All notices and other communications hereunder to the Investors shall be in writing and shall be mailed, sent, or delivered in accordance with Section 6(g) of the Note Purchase Agreement. 19. No Waiver; Cumulative Remedies. No remedy under this Guaranty, under the Note Purchase Agreement or any other Note Transaction Document, is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Note Purchase Agreement, or any other Note Transaction Document, and those provided by law. No delay or omission by the Investors to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of any Investor to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right. 20. Severability of Provisions. Each provision of this Guaranty shall be severable from every other provision of this Guaranty for the purpose of determining the legal enforceability of any specific provision. 21. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between the Guarantor and the Investors pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by the Guarantor and the Investors. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

3113/039721-0003 23152113 -12- 22. Successors and Assigns. This Guaranty shall be binding upon the Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of each Investor; provided, however, the Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without the Investors’ prior written consent and any unconsented to assignment shall be absolutely null and void. In the event of any assignment, participation, or other transfer of rights by the Investors, the rights and benefits herein conferred upon the Investors shall automatically extend to and be vested in such assignee or other transferee. 23. No Third Party Beneficiary. This Guaranty is solely for the benefit of each Investor and each of their successors and assigns and may not be relied on by any other Person. 24. Service of Process; Choice of Law and Venue; Jury Trial Waiver. (a) Each party to this Guaranty irrevocably consents to service of process in the manner provided for notices in Section 18 of this Guaranty, and the Guarantor hereby appoints the Issuer as its agent for service of process. Nothing in this Guaranty or any other Note Transaction Document will affect the right of any party to this Guaranty to serve process in any other manner permitted by law. (b) The provisions regarding choice of law and venue and jury trial waiver set forth in Section 6(a) of the Note Purchase Agreement are applicable to the Guarantor fully as though the Guarantor were a party thereto, and such providers are hereby incorporated herein by reference, mutatis mutandis. 25. Counterparts; Electronic Execution. This Guaranty may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Guaranty. Delivery of an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Guaranty. Any party delivering an executed counterpart of this Guaranty by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Guaranty but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Guaranty. The foregoing shall apply to each other Note Transaction Document mutatis mutandis. 26. Interpretation. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed against any Investor or the Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto. 27. Agreement to be Bound. The Guarantor hereby acknowledges that the Guarantor has received a copy of the Note Purchase Agreement and agrees to be bound by each and all of the terms and provisions of the Note Purchase Agreement applicable to the Guarantor. Without limiting the generality of the foregoing, by its execution and delivery of this Guaranty, the Guarantor hereby makes to the Investors each of the representations and warranties set forth in the Note Purchase Agreement applicable to the Guarantor fully as though the Guarantor were a party

3113/039721-0003 23152113 -13- thereto, and such representations and warranties are incorporated herein by this reference, mutatis mutandis. In addition to the foregoing, the Guarantor covenants that, so long as any Investor has any Loan Amount outstanding under the Note or any amount payable under the Note Transaction Documents or any other obligations (other than contingent indemnification obligations which are not yet due and payable) shall remain unpaid, it will, and, if necessary, will cause the Issuer to fully comply with those covenants and agreements of the Issuer applicable to the Guarantor set forth in the Note Purchase Agreement. 28. Conflict. In the event of a conflict of the terms or provisions of this Guaranty and the Note Purchase Agreement, the terms and provisions of the Note Purchase Agreement shall govern. [Signature page to follow]